SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             -------------------

                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                              December 20, 1994

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                           WERNER ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)


NEBRASKA                                 0-14690                   47-0648386
(State or other jurisdiction of      (Commission File          (I.R.S. Employer
incorporation or organization)             Number)          Identification No.)


INTERSTATE 80 & HIGHWAY 50
POST OFFICE BOX 37308
OMAHA, NEBRASKA                        68137                      (402)895-6640
(Address of principal                (Zip Code)         (Registrant's telephone
   executive offices)                                                  number)

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Item 8.   Change in Fiscal Year

  On December 20, 1994, the board of directors of Werner Enterprises, Inc. (the "Company") approved the change of the Company's fiscal year from a February 28 year end, the fiscal year end used in its most recent filing with the Securities and Exchange Commission, to a calendar year end of December
31. For its December 31, 1994 Annual Report on Form 10-K, the Company will report all financial statements and schedules for all periods required to be reported in the Form 10-K as of and for the years ended December 31.



                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           WERNER ENTERPRISES, INC.


Date:   December 21, 1994             By:     /s/  Robert E. Synowicki, Jr.
                                              Robert E. Synowicki, Jr., Vice
                                              President, Treasurer, and Chief
                                              Financial Officer

Date:   December 21, 1994             By:     /s/ John J. Steele
                                              John J. Steele
                                              Secretary and Controller